UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2023

Predictive Oncology Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-36790	33-1007393
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2915 Commers Drive, Suite 900 Eagan, Minnesota	55121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (651) 389-4800

Former Name or Former Address, if Changed Since Last Report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	POAI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As described below, Predictive Oncology Inc., a Delaware corporation f/k/a Precision Therapeutics Inc. (the “Company”) has removed the warrant agent and appointed a successor warrant agent for two series of the Company’s warrants that were originally issued in 2019.

On March 1, 2019, the Company issued warrants to investors in an offering of securities by the Company registered under the Securities Act of 1933, as amended (the “March 2019 Warrants”) and entered into a Warrant Agency Agreement with EQ, f/k/a Corporate Stock Transfer, Inc. (“EQ”) (the “March 2019 Warrant Agency Agreement”) pursuant to which EQ agreed to act as a warrant agent (the “Warrant Agent”) in connection with the issuance, registration, transfer, exchange and exercise of the March 2019 Warrants. On April 4, 2019, the Company issued warrants in connection with the closing of the Company’s acquisition of its Helomics business division (the “Helomics Warrants”), and entered into a Warrant Agency Agreement (the “Helomics Warrant Agency Agreement”) pursuant to which EQ agreed to act as a Warrant Agent in connection with the issuance, registration, transfer, exchange and exercise of the Helomics Warrants. The March 2019 Warrant Agency Agreement and the Helomics Warrant Agency Agreement are referred to herein as the “Warrant Agency Agreements.” The March 2019 Warrants and the Helomics Warrants are referred to herein as the “Warrants.”

As permitted by the Warrant Agency Agreements, the Company has removed EQ as Warrant Agent and has appointed Pacific Stock Transfer Company to serve as successor Warrant Agent under each Warrant Agency Agreement. Pacific Stock Transfer Company also serves as transfer agent and registrar for the Company’s common stock.

Ownership of beneficial interests in the Warrants will be shown on, and the transfer of such ownership may be effected through, records maintained by Pacific Stock Transfer Company, as successor Warrant Agent. Holders of the Warrants may transfer or assign the Warrants pursuant to the terms and conditions thereof upon delivery of notice to Pacific Stock Transfer Company at its principal office at 6725 Via Austi Pkwy, Suite 300, Las Vegas, NV 89119. Subject to the terms and conditions of the Warrants, Warrant holders may exercise the Warrants upon delivery of exercise notices to Pacific Stock Transfer Company at the address set forth above, and notices, statements or demands authorized by the Warrant Agency Agreements to be given or made by a holder to or on the Warrant Agent should be delivered or sent to Pacific Stock Transfer Company at such address. Notice of the appointment of Pacific Stock Transfer Company is being sent separately to holders of the Warrants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREDICTIVE ONCOLOGY inc.

By:	/s/ Bob Myers
Name: Bob Myers Title: Chief Financial Officer

Date: March 3, 2023